AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT

     THIS AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this "Amendment") is made and entered into as of the 4th day of June, 1997, among Continental Realty Advisors, Ltd., a Colorado corporation and Signet Partners, a Colorado corporation (together, "Purchaser"), Chandler Investors, an Illinois Limited Partnership ("Seller"), and Near North National Title Corporation ("Escrow Agent").

                                  WITNESSETH:

     WHEREAS, Seller and Purchaser are parties to that certain Agreement of Sale entered into as of May 22, 1997 (the "Agreement"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the "Property" (as defined in the Agreement);

     WHEREAS, Seller, Purchaser and Escrow Agent are parties to that certain Escrow Agreement entered into as of May 22, 1997 (the "Escrow Agreement");

     WHEREAS, Seller and Purchaser now desire to amend the Agreement and the Escrow Agreement pursuant to the terms and provisions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained herein, the payment of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Purchaser and Escrow Agent hereby agree as follows:

     1. All capitalized terms used in this Amendment, to the extent not otherwise expressly defined herein, shall have the same meanings ascribed to such terms in the Agreement or the Escrow Agreement.

     2. The first two (2) lines of Paragraph 7.1 of the Agreement are hereby deleted in their entirety and the following is hereby inserted in lieu thereof:
"7.1 During the period commencing on the date of this Agreement and ending at 5:00 p.m. Chicago time on August 20, 1997 (said period".

     3. The first two (2) lines of Paragraph 8 of the Agreement are hereby deleted in their entirety and the following is hereby inserted in lieu thereof:
"8. CLOSING. The closing of this transaction (the "Closing") shall be on September 19, 1997 (the "Closing Date"), at the offices of Title Insurer, Chandler."

     4. The third and forth lines of Paragraph 2 of the Escrow Agreement are hereby deleted in their entirety and the following is hereby inserted in lieu thereof: ""Acceptance Notice"), on August 20, 1997, Escrow Agent shall promptly deliver to Purchaser the Earnest Money, together with".
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     5.   Lines one (1) and two (2) of Paragraph 3 of the Escrow Agreement are
hereby deleted in their entirety and the following is hereby inserted in lieu thereof: "3. Provided that Escrow Agent has received the Acceptance Notice pursuant to Paragraph 2 above, on September 19, 1997, or at such other date as Seller and Purchaser may."

     6. Except as amended herein, the terms and conditions of the Agreement and the Escrow Agreement shall continue in full force and effect and are hereby ratified in their entirety.

     7. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

     8. The parties hereto agree and acknowledge that a facsimile copy of any party's signature on this Amendment shall be enforceable against such party as an original. The parties hereto further agree that this Amendment shall be enforceable by and between the Purchaser and Seller prior to the execution of this Agreement by Escrow Agent.

          Executed as of the date first written above.

                                   PURCHASER:

                                   Continental Realty Advisors, Ltd.,
                                   a Colorado corporation

                                   By:   /s/ David W. Snyder
                                        --------------------------------------
                                   Name:     David W. Snyder
                                        --------------------------------------
                                   Its:      Chairman
                                        --------------------------------------

                                   Signet Partners, a Colorado corporation

                                   By:   /s/ Steven J. Weiner
                                        --------------------------------------
                                   Name:     Steven J. Weiner
                                        --------------------------------------
                                   Its:      Executive Vice President
                                        --------------------------------------
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                                   SELLER:

                                   CHANDLER INVESTOR, an Illinois limited
                                   partnership

                                   By:  Balcor Partners-XV, an Illinois general
                                        partnership, its general partner

                                        By:  RGF-Balcor Associates-II, an
                                             Illinois general partnership, a
                                             general partner

                                             By:  The Balcor Company,
                                                  a Delaware corporation,
                                                  a general partner

                                                  By:   /s/ Michael J. Becker
                                                       ------------------------
                                                  Name:     Michael J. Becker
                                                       ------------------------
                                                  Its:      Managing Director
                                                       ------------------------


                                   ESCROW AGENT:

                                   NEAR NORTH NATIONAL TITLE CORPORATION

                                   By:
                                        --------------------------------
                                   Name:
                                        --------------------------------
                                   Its:
                                        --------------------------------
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